UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2012

AG Mortgage Investment Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor

New York, New York 10167

(212) 692-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 6, 2012, AG Mortgage Investment Trust, Inc. (the “Company”) entered into separate equity distribution agreements (the “Equity Distribution Agreements”) with each of Mitsubishi UFJ Securities (USA), Inc., JMP Securities LLC and Brinson Patrick Securities Corporation (the “Sales Agents”) pursuant to which the Company may sell up to 3,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), from time to time through the Sales Agents.

Pursuant to the Equity Distribution Agreements, the Shares may be offered through the Sales Agents in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended. Under the Equity Distribution Agreements, each Sales Agent will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Shares sold by such Sales Agent from time to time pursuant to the applicable Equity Distribution Agreement. The Company has no obligation to sell any of the Shares under the Equity Distribution Agreements and may at any time suspend solicitations and offers under the Equity Distribution Agreements.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-182671), which was declared effective by the Securities and Exchange Commission on July 20, 2012. The Company filed a prospectus supplement on September 6, 2012 to the prospectus dated July 20, 2012 with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

The Company has engaged, and expects to engage, in investment banking, brokerage and other dealings with the Sales Agents and their affiliates in the ordinary course of business and has paid, and expects to pay, customary fees and commissions for their services on those transactions, respectively.

The foregoing description of the Equity Distribution Agreements is not complete and is qualified in its entirety by reference to the entire form of Equity Distribution Agreement, a copy of which is filed herewith as Exhibit 1.1, and incorporated herein by reference.

In connection with the filing of the form of Equity Distribution Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of its counsel, Saul Ewing LLP.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Form of Equity Distribution Agreement

5.1	Opinion of Saul Ewing LLP with respect to the legality of the Shares

23.1	Consent of Saul Ewing LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG MORTGAGE INVESTMENT TRUST, INC.

Date: September 6, 2012	By:	/s/ Allan Krinsman
Allan Krinsman
General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Form of Equity Distribution Agreement

5.1	Opinion of Saul Ewing LLP with respect to the legality of the Shares

23.1	Consent of Saul Ewing LLP (included in Exhibit 5.1)